ETF OPPORTUNITIES TRUST

REX-OspreyTM ETH + Staking ETF (ESK)
(the “Fund”)

Listed on Cboe BZX Exchange, Inc.

Supplement dated May 29, 2026
to the Prospectus and the Statement of Additional Information (“SAI”) dated June 27, 2025, as amended September 1, 2025, as supplemented from time to time
On May 28, 2026, the Board of Trustees of ETF Opportunities Trust (the “Trust”) approved a Plan of Liquidation (the “Plan”) for the REX-OspreyTM ETH + Staking ETF (the “Fund”). The Fund commenced operations on September 25, 2025. REX Advisers, LLC (the “Adviser”), the Fund’s investment advisor, recommended that the Board approve the Plan due to the Fund’s limited prospect for meaningful future asset growth, the ongoing operational costs associated with managing the Fund and the Adviser’s desire to no longer subsidize expenses. As a result, the Board of Trustees concluded that it is in the best interests of the Fund and its shareholders to liquidate the Fund. The Fund is expected to terminate as a series of the Trust and liquidate on or about June 18, 2026 (the “Liquidation Date”).

Effective as of the close of regular trading on June 11, 2026, the Fund will no longer accept creation orders and will de-list with its listing exchange. During the time between market close on June 11, 2026 and the Liquidation Date, the Fund’s shares will not be traded on the Cboe BZX Exchange, Inc. and there can be no assurance that there will be a market for the sale of the Fund’s shares. Any remaining shareholders on the Liquidation Date will receive a distribution of their remaining investment value in the Fund, after the payment of certain Fund liabilities as provided for in the Plan. The sale or liquidation of your Fund shares will generally be a taxable event. You should consult your tax adviser about your tax situation as concerns the sale of Fund shares and its termination and liquidation.

As shareholders redeem shares of the Fund, the Fund may not be able to achieve its investment objective and other investment policies. Accordingly, the Fund may increase its cash holdings and will deviate from its investment objective and other investment policies during the period between June 11, 2026 and the Liquidation Date. The liquidation of the Fund’s portfolio may result in brokerage and transaction costs, which will be borne by the Fund and its shareholders. In addition, the Fund will bear other expenses incurred in connection with carrying out the liquidation as these expenses have been deemed extraordinary expense items.

If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-844-802-4004.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Funds toll-free at 1-844-802-4004.